UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

OASIS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2012, Oasis Petroleum North America LLC, a wholly owned subsidiary of Oasis Petroleum Inc. (the “Company”), and its lenders under its revolving credit agreement (the “Credit Agreement”) entered into an amendment to the Credit Agreement (the “Seventh Amendment”) and completed their regular semi-annual redetermination of the borrowing base. Following the redetermination, the Company’s borrowing base increased from $500 million to $750 million. However, the Company elected to have the lenders’ aggregate commitment remain at $500 million. The Seventh Amendment provides that the Company may increase its aggregate commitment from $500 million to $750 million by increasing the commitment of one or more lender(s). As of October 4, 2012, the Company had no outstanding indebtedness under its revolving credit facility. The next redetermination of the borrowing base is scheduled for April 1, 2013.

The foregoing description of the Seventh Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Seventh Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Seventh Amendment is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2012, Robert J. Candito, the Company’s Senior Vice President Exploration, notified the Company of his intent to retire from his current position, effective November 1, 2012. Mr. Candito will remain with the Company in an advisory capacity. Effective November 1, 2012, Mr. Candito’s responsibilities will be assumed by James G. Jolly, Vice President of Geoscience.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Seventh Amendment to Amended and Restated Credit Agreement, dated as of October 2, 2012, among Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC, Oasis Petroleum Marketing LLC, Oasis Well Services LLC and Oasis Petroleum Inc., as guarantors, Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: October 4, 2012	By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Seventh Amendment to Amended and Restated Credit Agreement, dated as of October 2, 2012, among Oasis Petroleum North America LLC, as borrower, Oasis Petroleum LLC, Oasis Petroleum Marketing LLC, Oasis Well Services LLC and Oasis Petroleum Inc., as guarantors, Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto.